Draft Dated October 4, 2005

Confidential

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EXCLUSIVE LICENSE AGREEMENT

dated October 5, 2005

between

Q Therapeutics, Inc.

and

UNIVERSITY OF UTAH RESEARCH FOUNDATION

Draft Dated October 4, 2005

Confidential

EXCLUSIVE LICENSE AGREEMENT

THIS EXCLUSIVE LICENSE AGREEMENT (“agreement”) is entered into this 5TH day of October, 2005 by and between the UNIVERSITY OF UTAH RESEARCH FOUNDATION, a Utah nonprofit corporation, having its principal place of business at 615 Arapeen Drive, Suite 310, Salt Lake City, UT 84108, hereinafter referred to as “LICENSOR,” and Q Therapeutics, Inc., a Delaware corporation having its principal place of business at 615 Arapeen Drive, Suite 102, Salt Lake City, UT 84108, hereinafter referred to as “LICENSEE.” This AGREEMENT replaces and consolidates a previous set of three license agreements entered into the 9th day of August, 2002 by and between LICENSOR and LICENSEE (then formerly known as Cue Therapeutics), identified by LICENSOR as Exclusive License #0837 for APCs, Exclusive License #0838 for GRPs, NCSCs and NEPs, and Non-Exclusive License #0840 for NEPs.

WITNESSETH

WHEREAS, certain inventions, generally characterized as GENERATION, CHARACTERIZATION AND ISOLATION OF NEUROEPITHELIAL STEM CELLS (NEPs) AND LINEAGE RESTRICTED INTERMEDIATE PRECURSOR; A COMMON NEURAL PROGENITOR FOR THE CENTRAL NERVOUS SYSTEM AND PERIPHERAL NERVOUS SYSTEM (Neural Crest Stem Cells or NCSCs); LINEAGE RESTRICTED GLIAL PRECURSORS (GRPs) FROM THE CENTRAL NERVOUS SYSTEM; METHOD OF ISOLATING HUMAN NEUROEPITHELIAL PRECURSOR CELLS FROM HUMAN FETAL TISSUE; AND PURE POPULATIONS OF ASTROCYTE RESTRICTED PRECURSOR CELLS (APCs); AND METHODS FOR ISOLATION AND USES THEREOF and assigned University of Utah identification numbers U-2383, U-2536, U-3184, and U-3275 (which is equivalent to work developed in continuation with research at the NIH and referred to by Public Health Service (PHS) identification number E-187-02/0), hereinafter collectively referred to as “the INVENTION”, have been made in the course of research at the University of Utah conducted by Drs. Mahendra Rao, Margot Mayer-Proschel, Tahmina Mujtaba, Patrick Tresco, Darrin Messina, Ying Liu, Yuan Yuan Wu, and Mark Noble and are COVERED BY PATENT RIGHTS (as defined below);

WHEREAS, LICENSOR desires that the PATENT RIGHTS be developed and utilized to the fullest extent so that their benefits can be enjoyed by the general public;

WHEREAS, LICENSEE wishes to obtain from LICENSOR an exclusive license for the commercial development, production, manufacture, use and sale of the PATENT RIGHTS, and LICENSOR is willing to grant such a license upon the terms and conditions hereinafter set forth;

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WHEREAS, the PATENT RIGHTS were developed in the course of research sponsored in part by the U.S. Government, and as a consequence are subject to overriding obligations of LICENSOR to the U.S. Government;

NOW THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, the parties hereby agree as follows:

ARTICLE l. DEFINITIONS

Section 1.1           “PATENT RIGHTS” shall mean and include all of the following LICENSOR intellectual property:

The United States patents and/or patent applications listed in Exhibit “A”; United States patents issued from the applications listed in Exhibit “A” and from divisionals and continuations (other than continuations-in-part) of these applications and any reissues of such United States patents; claims of continuation-in-part applications and patents directed to subject matter specifically described in the applications listed in Exhibit “A”; and claims of all foreign applications and patents which are directed to subject matter specifically described in the United States patents and/or patent applications listed in Exhibit “A”.

Section 1.2           “LICENSED PRODUCT” shall mean any product, apparatus, kit or component part thereof, or any other subject matter the manufacture, use or sale of which is COVERED BY any claim or claims included within PATENT RIGHTS.

Section 1.3           “LICENSED METHOD” shall mean any method, procedure, process or other subject matter, the manufacture, use or sale of which is COVERED BY any claim or claims included within PATENT RIGHTS.

Section 1.4           “…COVERED BY…” shall mean a product, apparatus, kit or component part thereof or other item that when made, used, or sold, or a method, procedure, process or other item, that, when practiced, would constitute, but for the license granted to LICENSEE pursuant to this AGREEMENT, an infringement of any claim or claims included within PATENT RIGHTS.

Section 1.5           “NET SALES” shall mean sales and/or billings and/or transfer for any consideration, including revenue neutral remuneration by LICENSEE, or in the case of a sublicense by SUBLICENSEE (as defined below), for (a) any LICENSED PRODUCT sold or leased, and (b) services performed using any LICENSED PRODUCT or LICENSED METHOD, in all cases, net of the sum of the following items (where applicable): (1) cash, trade or quantity discounts actually allowed; (2) sales, use, tariff, customs duties or other excise taxes directly imposed upon particular sales; (3) outbound transportation charges prepaid or allowed; and (4) allowances or credits to third parties for rejections or returns. A LICENSED PRODUCT and services performed using a LICENSED PRODUCT or LICENSED METHOD shall be considered sold when billed out or invoiced or, if not invoiced, when delivered or performed. There shall be no deductions from NET SALES for costs of commissions or collections. NET SALES shall not include billings for LICENSED PRODUCTS sold or services performed by LICENSEE to any AFFILIATE unless such AFFILIATE is an end-user of any LICENSED PRODUCT or service performed using any LICENSED PRODUCT or LICENSED METHOD.

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Section 1.6           “AFFILIATE” means any person or entity that controls, is controlled by, or is under common control with LICENSEE, directly or indirectly. For purposes of this definition, “control” and its various inflected forms means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through ownership of voting securities, by contract or otherwise.

Section 1.7           “FIELD OF USE” shall mean (1) use of GRPs, NCSCs, APCs and NEPs for drug screening, drug discovery, diagnostics, drug target discovery, genomics, and human therapeutics; and (2) the sale of GRPs, NCSCs, APCs and NEPs to third parties.

Section 1.8           “TERRITORY” shall mean world wide.

Section 1.9           “RESEARCH LICENSE” shall mean a nontransferable, nonexclusive license to make and use the PATENT RIGHTS for purposes of research and not for purposes of commercial manufacture or distribution or in lieu of purchase.

ARTICLE 2. LICENSE GRANT

Section 2.1           Subject to the terms and conditions set forth herein, LICENSOR hereby grants to LICENSEE an exclusive license to make, have made, use and sell any LICENSED PRODUCT and to practice any LICENSED METHOD in the FIELD OF USE under LICENSOR’S PATENT RIGHTS throughout the TERRITORY.

Section 2.2           The license granted in Section 2.1 hereof is expressly made subject to LICENSOR’S reservation of the right to practice under LICENSOR’S PATENT RIGHTS for academic purposes.

Section 2.3           The license granted in Section 2.1 hereof is expressly made subject to a non-exclusive, irrevocable, royalty-free license heretofore granted to the U.S. Government and in the general form as attached hereto as Exhibit “B” and incorporated herein by reference.

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ARTICLE 3. TERM AND SCOPE OF AGREEMENT

Section 3.1           This AGREEMENT shall be in full force and effect from the date of full payment of any License Issue Fee required by Section 5 of this AGREEMENT, payment for patent costs required by Section 10 (and covered by invoices delivered by LICENSOR to LICENSEE prior to the execution of this AGREEMENT), and any and all other fees and payments due hereunder upon the date of execution of this AGREEMENT (hereinafter “EFFECTIVE DATE”). This AGREEMENT shall be in full force and effect from the EFFECTIVE DATE until the end of the term of the last-to-expire of LICENSOR’S PATENT RIGHTS licensed under this AGREEMENT unless otherwise terminated by operation of law or by acts of the parties pursuant to the terms of this AGREEMENT.

Section 3.2           The license granted under Section 2.1 shall be exclusive (subject only to the reservations set forth in Sections 2.2 and 2.3 above and Section 4.5 below) and LICENSOR hereby agrees that it shall not grant any other license to make, have made, use, or sell LICENSED PRODUCT or to practice LICENSED METHOD throughout the TERRITORY and in the FIELD OF USE during the term of this AGREEMENT.

ARTICLE 4. SUBLICENSES

Section 4.1           LICENSOR hereby grants to LICENSEE the right to enter into sublicensing agreements with third parties (hereinafter referred to as “SUBLICENSEES”) to the extent of LICENSEE’S rights under the grant provided in Section 2.1 and provided that LICENSEE has current exclusive license rights, pursuant to Section 3.2, to the PATENT RIGHTS to which the sublicense applies, with respect to the portion of the Field of Use and TERRITORY to which the sublicense relates. Upon any termination of this AGREEMENT, each SUBLICENSEE’s sublicensed rights with respect to PATENT RIGHTS shall also terminate, unless: (a) the sublicense is subject to all of the terms and conditions of this AGREEMENT and incorporates all of the terms and conditions hereof which are protective of and beneficial to LICENSOR, which incorporation can be made by reference, (b) LICENSOR has received a copy of the sublicense and related information as provided under Section 4.4 below; (c) SUBLICENSEE is in good standing with all the terms and conditions of the sublicense and LICENSEE is not in current breach of the sublicense; (d) all of the rights and benefits due LICENSEE under the sublicense are directed to LICENSOR; (e) LICENSOR shall not be liable, financially or otherwise, for any existing or potential breach or liability of LICENSEE under the sublicense; (f) LICENSOR shall assume no obligations or liabilities of LICENSEE to SUBLICENSEE other than LICENSOR’S obligations to LICENSEE as defined by this Agreement; and (g) the payments due to LICENSOR from SUBLICENSEE under the sublicense shall be no less than the payments LICENSEE is obligated under this Agreement to pay to LICENSOR with respect to the sublicense. If each of these qualifications is met, and the SUBLICENSEE desires for the sublicense to survive, the SUBLICENSEE and LICENSOR shall enter a letter of understanding, acknowledging the survival of the sublicense and placing the LICENSOR and SUBLICENSEE in a direct contract relationship for the sublicense. In addition, LICENSOR shall negotiate in good faith with any other SUBLICENSEE in good standing at the time of termination for a license.

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Section 4.2           Any sublicense granted by LICENSEE to a SUBLICENSEE shall be subject to all of the terms and conditions of this AGREEMENT, and shall include an express provision to this effect. LICENSEE shall use commercially reasonable efforts to collect all payments due LICENSOR from SUBLICENSEES.

Section 4.3           LICENSEE shall pay to LICENSOR *** of any lump-sum fee or advance payment received by LICENSEE from any SUBLICENSEE pursuant to a sublicense under this AGREEMENT, regardless of how the LICENSEE and SUBLICENSEE characterize such payments, including but not limited to license fees, minimum annual royalties, milestone payments, etc. (except for amounts paid to LICENSEE for the purpose of conducting research and development activities). LICENSEE shall not receive from SUBLICENSEES anything of value in lieu of cash payments in consideration for any sublicense under this AGREEMENT without the express prior written permission of LICENSOR. In addition, LICENSEE shall pay to LICENSOR a royalty on NET SALES made under any sublicense which royalty shall be *** NET SALES of services. In the event a sublicense grant from LICENSEE also incorporates technology licensed in by LICENSEE from one or more third parties, then LICENSEE shall make a good faith allocation of the lump-sum or advanced payments received by the LICENSEE for the sublicense, as well as all royalties payable pursuant to such sublicense, as between the LICENSOR’S PATENT RIGHTS and third party technology also included in the sublicense, based on the relative values of the licensed technologies to the products or services generating the SUBLICENSEE’S NET SALES. The payments due LICENSOR under this Section 4.3 shall only apply to that portion of the amounts received by LICENSEE attributable to the LICENSOR’S PATENT RIGHTS, in accordance with LICENSEE’s good faith determination, so that the percentage of lump sums or advance payments due to LICENSOR will be determined by multiplying the percentage payment obligation referenced above by the portion of such lump sums or advanced payments attributable to the PATENT RIGHTS, and the royalty payable to LICENSOR with respect to royalties received by LICENSEE on NET SALES by the SUBLICENSEE will be based on the portion of such NET SALES attributable to the PATENT RIGHTS. LICENSOR may contest whether any determination by LICENSEE hereunder was made in good faith, pursuant to the dispute resolution procedure set forth in Article 28 of this Agreement.

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Section 4.4           LICENSEE shall within thirty (30) days of: (a) execution, provide LICENSOR with a copy of each sublicense granted by LICENSEE hereunder and any amendments thereto or terminations thereof; and (b) receipt, summarize and deliver copies of all reports due to LICENSEE from SUBLICENSEES with respect to license rights granted hereunder or NET SALES by SUBLICENSEE or royalties payable by SUBLICENSEE to LICENSEE.

Section 4.5           In the event that LICENSOR receives a written request from Public Health Services to grant a RESEARCH LICENSE to a third party non-profit entity to use the PATENT RIGHTS, LICENSOR shall so notify LICENSEE, and LICENSEE agrees to negotiate in good faith to grant a RESEARCH LICENSE (in the form of a sublicense of the PATENT RIGHTS licensed by LICENSEE hereunder) to said third party non-profit entity on reasonable terms. If such negotiation has not been successfully completed within six (6) months from the date LICENSEE first receives such request, LICENSOR shall have the right to grant a RESEARCH LICENSE to the third party non-profit entity.

Section 4.6           The provisions of this AGREEMENT shall be construed so as to avoid any double counting on NET SALES (whether by LICENSEE or SUBLICENSEES) and royalty payments; that is, any NET SALES shall not be subject to two different royalty payment obligations. In furtherance of the foregoing, LICENSOR and LICENSEE agree that any NET SALES by SUBLICENSEE or attributed to or received by LICENSEE that are subject to the royalty payment provisions of Section 4.3 shall not also be subject to the royalty payment provisions of Section 6.1. In addition, to the extent that any lump sum fees or advanced payments received by LICENSEE from any SUBLICENSEE (of which LICENSEE is obligated to *** LICENSOR pursuant to the first sentence of Section 4.3) represent an advance payment of, or are credited against, royalties charged by LICENSEE on NET SALES by such SUBLICENSEE, then the maximum royalties on NET SALES payable pursuant to the third sentence of Section 4.3 shall be calculated net of the amount paid to LICENSOR pursuant to the first sentence of Section 4.3. Similarly, the provisions of Sections 6.1 and 6.5 of this Agreement regarding allocation of value between intellectual property subject to this Agreement and intellectual property not covered by this Agreement, and the allocation of value between products, services or components covered by this Agreement and products, services or components not covered by this Agreement, shall be construed so as to avoid all improper doubling-up of reductions from payments otherwise payable by LICENSEE to LICENSOR pursuant to the terms of this Agreement.

ARTICLE 5. LICENSE ISSUE FEES

In consideration of full payment for the obligations of the previous set of three license agreements, which shall be replaced by this AGREEMENT, LICENSEE shall pay to LICENSOR ***. Such consideration is already deemed earned and immediately payable.

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ARTICLE 6. ROYALTIES

Section 6.1           As consideration for the license under this AGREEMENT, LICENSEE shall pay to LICENSOR *** of any services, including but not limited to drug screening, drug discovery, drug target discovery, diagnostics, and genomics services. LICENSEE shall also pay to LICENSOR an earned royalty on the LICENSEE’s NET SALES of human therapeutics ***.

Earned royalties shall accrue in each country with respect to NET SALES in that country for the duration of PATENT RIGHTS in that country. LICENSEE shall pay all royalties accruing to LICENSOR in U.S. Dollars within forty-five (45) days following the calendar quarter in which NET SALES occur.

The parties recognize and agree that, in order to develop and commercialize LICENSED PRODUCTS and LICENSED METHODS, or services utilizing LICENSED PRODUCTS or LICENSED METHODS in the FIELD OF USE, it may be necessary or desirable for LICENSEE and/or its LICENSEES to make use of and/or incorporate multiple elements of intellectual property from multiple sources. LICENSEE and/or its SUBLICENSEES shall determine, in their sole judgment, which elements of intellectual property are necessary and/or desirable for the development and/or commercialization of the licensed PATENT RIGHTS. In the event that any LICENSED PRODUCTS or LICENSED METHODS, or services provided utilizing LICENSED PRODUCTS or LICENSED METHODS, which are marketed by or through LICENSEE, incorporate or utilize technology licensed from one or more third parties, then LICENSEE shall make a good faith determination of the relative values (as percentages adding up to 100%) of the various licensed technologies to the resulting LICENSED PRODUCTS, LICENSED METHODS or services, as applicable, and shall promptly notify LICENSOR of such determination. Upon such determination, the royalty payable to LICENSOR pursuant to this Section 6.1 shall be based on the portion of LICENSEE’S NET SALES that corresponds to the percentage value assigned to the LICENSOR’S PATENT RIGHTS, multiplied by the applicable royalty rate as set forth in this Section 6.1. For example, if the applicable royalty rate for a specified period were ***, and LICENSEE achieved NET SALES of $1,000,000 with respect to such period, and LICENSEE had determined in good faith that the relative value to the LICENSED PRODUCTS sold to generate such NET SALES of various technologies licensed by LICENSEE were as follows:

(a) value of PATENT RIGHTS licensed from LICENSOR: 60%

(b) value of technologies licensed from other parties: 40%,

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then the royalty payable to LICENSOR pursuant to this Section 6.1 would be determined by multiplying the NET SALES for the period in question ($1,000,000) by the percentage value to the LICENSED PRODUCT of the licensed PATENT RIGHTS (60%), and then multiplying the resulting product by the applicable ***. As a result, the royalty payable to LICENSOR with respect to LICENSOR’S NET SALES with respect to such period would be: ($1,000,000 x .60) x *** = $***. In the event that LICENSOR believes that LICENSEE’S determination of the relative values of various licensed technologies to the LICENSED PRODUCTS or LICENSED METHODS in question was not made in good faith, then it may dispute such determination, and such dispute will be resolved in accordance with the dispute resolution procedure set forth in Article 28 below.

Section 6.2           Commencing with the first calendar quarter to occur following the date of first occurrence of NET SALES pertaining to NEPs, GRPs, NCSCs, or APCs (U-2383, U-2536, U-3184, or U-3275), LICENSEE shall pay to LICENSOR within forty-five (45) days of the end of said quarter a minimum annual royalty ***

LICENSEE shall continue to pay such minimum annual royalty until the end of the term of the last to expire of LICENSOR’S PATENT RIGHTS. LICENSOR shall fully credit each payment of minimum annual royalties against any earned royalties payable by LICENSEE with respect to the year for which the minimum annual royalty is made (being the year commencing with the calendar quarter ending prior to the calendar quarter in which the minimum annual royalty is payable).

Section 6.3           If any patent or any claim thereof included within LICENSOR’S PATENT RIGHTS shall be found invalid by a court of competent jurisdiction and last resort, from which decision no appeal may be taken, LICENSEE’S obligation to pay LICENSOR royalties based on such patent or claim or any claim patentably indistinct there from shall cease as of the date of such decision. LICENSEE shall not, however, be relieved from paying LICENSOR any royalties, fees, expenses, or other liabilities that accrued prior to the date of such decision or that are based on any of LICENSOR’S PATENT RIGHTS not the subject of such decision.

Section 6.4           By way of clarification, no royalties shall be payable with respect to, and the definitions of LICENSED PRODUCT and LICENSED METHOD shall not apply to, products or methods that LICENSEE may manufacture, use, sell or practice, as applicable, in any jurisdiction, without the grant of the license set forth in Article 2 above, and without constituting an illegal infringement of any valid and enforceable Patent Rights. No royalty shall accrue with respect to any LICENSED PRODUCTS sold, or any services with respect to LICENSED PRODUCTS or LICENSED METHODS provided, after they no longer fall within the definition of LICENSED PRODUCTS or LICENSED METHODS, as applicable, as a result of expiration or termination of applicable PATENT RIGHTS.

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Section 6.5           If a LICENSED PRODUCT or LICENSED METHOD is sold in combination by LICENSEE or applicable SUBLICENSEE, as a single product, service, or in a kit, with another product, service or components for which no royalty would be due hereunder if sold separately, NET SALES from such combination sales for purposes of calculating the amounts due under this Article 6 shall be calculated by multiplying the NET SALES price of the combination by the fraction A/(A+B), where A is the NET SALES price, during the royalty period in question, of the LICENSED PRODUCT or LICENSED METHOD sold separately, and B is the total market price, during the royalty period in question, of the other products, services or components sold separately. If the LICENSED PRODUCT, LICENSED METHOD, or other products, services or components are not sold separately by LICENSEE, or as applicable SUBLICENSEE, during that royalty period, then the NET SALES price of the combination will be as reasonably allocated by LICENSEE between such LICENSED PRODUCT or LICENSED METHOD on the one hand, and such other product, service or component on the other hand, based upon their relative importance and proprietary protection. LICENSOR reserves the right to assert the dispute resolution process if it disputes whether allocations set by LICENSEE and SUBLICENSEE as described above are commercially reasonable. The allocation contemplated by this Section is to be made in a manner consistent with the allocation contemplated by Section 6.1 above.

ARTICLE 7. DUE DILIGENCE

Section 7.1           Upon execution of this AGREEMENT, LICENSEE shall diligently proceed with the development, manufacture, sale and use of LICENSED PRODUCTS and/or LICENSED METHODS in order to make them readily available to the general public as soon as possible on commercially reasonable terms. LICENSEE shall continue active, diligent marketing efforts for one or more LICENSED PRODUCT(S) and/or LICENSED METHOD(S) throughout the term of this AGREEMENT.

Section 7.2           In addition, LICENSEE shall perform the following obligations as part of its due diligence activities hereunder;

(a)	LICENSEE shall deliver to LICENSOR, within two months of the EFFECTIVE DATE, a comprehensive executive summary including, but not limited to, a discussion of the technology, product, funding proposals, market, competition, intellectual property, business model, and management team; and within twelve months of the EFFECTIVE DATE, a more detailed, comprehensive business plan including, but not limited to, a discussion of the same topics. Within six (6) months of the EFFECTIVE DATE, LICENSEE shall deliver to LICENSOR a specific research and commercialization plan showing the amount of money, number and kind of personnel and time budgeted and planned for each phase of development of the initial LICENSED PRODUCT(S) and/or LICENSED METHOD(S) targeted for development by LICENSEE;

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(b)	LICENSEE shall pay LICENSOR a due diligence payment of *** until the first occurrence of NET SALES in this AGREEMENT;

(c)	LICENSEE shall spend at *** on research, development and commercialization of LICENSED PRODUCTS and/or LICENSED METHODS during the four year period ending on August 9, 2006;

(d)	LICENSEE shall file an IND or BLA during the eight-year period following the EFFECTIVE DATE. In the instance that LICENSEE does not meet this requirement within the specified time period, at LICENSOR’s discretion, additional 18 month periods may be granted to LICENSEE upon payment *** providing that LICENSEE can demonstrate commercially reasonable efforts to advancing LICENSED PRODUCTS and/or LICENSED METHODS to a marketable product. Examples of such efforts may include but are not limited to, annual funding commitments comparable to Section 7.2 (c) above.

(e)	LICENSEE shall pay LICENSOR *** for each IND or BLA filed for a cell based human therapeutic developed using LICENSED PRODUCTS and/or LICENSED METHODS; and

(f)	LICENSEE shall pay LICENSOR *** upon NDA approval of each IND or BLA referenced in (e) above.

Section 7.3           Commencing on January 1, 2006, and on each July 1 and January 1 thereafter, until the first occurrence of NET SALES and annually thereafter each January 1, LICENSEE shall submit to LICENSOR a written report covering LICENSEE’S progress in (a) development and testing of all LICENSED PRODUCTS and LICENSED METHODS; (b) achieving the due diligence milestones specified herein; and (c) preparing, filing, and obtaining of any approvals necessary for marketing the LICENSED PRODUCTS and LICENSED METHODS. Each report shall be in substantially similar form and contain at least the information required by Exhibit “D” attached hereto and incorporated herein.

Section 7.4          Upon a written request made by LICENSOR with respect to attendance at any meeting of LICENSEE’s Board of Directors, LICENSEE shall permit a representative of LICENSOR to attend such meeting (provided that LICENSEE shall not be required to permit a LICENSOR representative to attend more than two meetings of LICENSEE’s Board of Directors meetings in any calendar year. LICENSOR’S representative shall not be compensated and will have no voting rights and may be excluded from specific discussions of a confidential nature as determined to be appropriate by a vote of the Board of Directors. LICENSEE shall provide LICENSOR with at least 30 days notice of such meetings, and any information discussed in such meetings will be subject to Article 8 herein.

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ARTICLE 8. CONFIDENTIALITY

Section 8.1           LICENSEE and LICENSOR acknowledge that either party may provide certain information to the other about the other party’s business plans, technology, relationships, research, developments and proprietary information that is considered to be confidential. LICENSEE and LICENSOR shall take reasonable precautions to protect such confidential information. Such precautions shall involve at least the same degree of care and precaution that the recipient customarily uses to protect its own confidential information.

Section 8.2           LICENSEE acknowledges that LICENSOR is subject to the Utah Governmental Records Access and Managemment Act (“GRAMA”), as amended. LICENSOR shall keep confidential any information provided to LICENSOR by LICENSEE that LICENSEE considers confidential, as well as information originated or maintained by or relating to the technology transferred or sponsored research record as referenced therein, to the extent allowable under GRAMA and as provided in Section 53B-16-301 et seq., Utah Code Ann. In order to be eligible for such protection under GRAMA, confidential information of LICENSEE disclosed to LICENSOR must be in written or other tangible form, marked as proprietary, and accompanied by a written claim by LICENSEE stating the reasons that such information must be kept confidential.

ARTICLE 9. QUARTERLY & ANNUAL REPORTS

Section 9.1           Within forty-five (45) days after the calendar year in which NET SALES first occur, and within 45 days after each calendar quarter thereafter, LICENSEE shall provide LICENSOR with a written report detailing all sales and uses, if any, made of LICENSED PRODUCTS and LICENSED METHODS during the preceding calendar quarter, and detailing the amount of NET SALES made during such quarter and calculating the royalties due pursuant to Sections 6.1 and 4.3 hereof. Each report shall include at least the following:

a.	number of LICENSED PRODUCTS manufactured, leased and sold by and/or for LICENSEE and all SUBLICENSEES;

b.	accounting for all LICENSED METHODS used or sold by and/or for LICENSEE and all SUBLICENSEES;

c.	accounting for NET SALES, noting the deductions applicable as provided in Section 1.5;

d.	royalties due under Section 6.2;

e.	running royalties due under Section 6.1;

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f.	royalties due on other payments from SUBLICENSEES and assignees under Section 4.3;

g.	total royalties due;

h.	names and addresses of all SUBLICENSEES of LICENSEE;

i.	the amount spent on development of LICENSED PRODUCTS or LICENSED METHODS; and

j.	the number of full-time equivalent employees working on the LICENSED PRODUCTS and/or LICENSED METHODS.

Section 9.2           Each report shall be in substantially similar form as Exhibit “C” attached hereto. Each such report shall be signed by an officer of LICENSEE (or the officer’s designee). With each such report submitted, LICENSEE shall pay to LICENSOR the royalties and fees due and payable under this AGREEMENT. If no royalties shall be due, LICENSEE shall so report.

Section 9.3           In addition to the regular reports required by Section 9.1, LICENSEE shall provide a written report to LICENSOR of the date of first occurrence of NET SALES in each country within sixty (60) days of its occurrence.

ARTICLE 10. PATENT PROSECUTION AND MAINTENANCE

Section 10.1         LICENSOR, at its sole discretion, may diligently prosecute and maintain PATENT RIGHTS with legal counsel of its choice, after consultation with LICENSEE. LICENSOR shall incorporate reasonable comments from LICENSEE in such prosecution and maintenance of PATENT RIGHTS. LICENSOR shall provide LICENSEE with copies of all relevant documentation and keep LICENSEE informed and apprised of the continuing prosecution. LICENSEE shall keep any such documentation and information confidential.

Section 10.2         LICENSEE shall pay all costs and legal fees incurred by LICENSOR in the preparation, prosecution and maintenance of PATENT RIGHTS, including without limitation, any taxes on such patent rights, within thirty (30) days of receipt of invoice by LICENSEE.

Section 10.3         LICENSOR may exclude by written notice any patent or patent application from this AGREEMENT if LICENSEE declines or fails to pay the costs and legal fees for the preparation, prosecution and maintenance of said patent or application within the time period provided for herein, or the thirty day cure period as referenced in Article 13 below.

Section 10.4         LICENSEE may pursue the prosecution of a patent or patent claims or foreign applications, with legal counsel of its choice, with respect to any intellectual property included within the PATENT RIGHTS if LICENSOR declines to do so, provided that LICENSEE shall be responsible for all fees and costs related thereto.

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ARTICLE 11. PATENT MARKING

LICENSEE shall mark all LICENSED PRODUCTS made, used or sold under the terms of this AGREEMENT, or their containers, in accordance with all applicable patent-marking laws.

ARTICLE 12. BOOKS AND RECORDS

LICENSEE shall keep complete, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to LICENSOR hereunder. Said books of account shall be kept at LICENSEE’S principal place of business or the principal place of business of the appropriate division of LICENSEE to which this AGREEMENT relates. Said books and the supporting data shall be open at all reasonable terms for five (5) years following the end of the calendar year to which they pertain, to inspection by LICENSOR or its agents, upon notice to LICENSEE, for the purpose of verifying LICENSEE’S royalty statement or compliance in other respects with this AGREEMENT. Should such inspection lead to the discovery of a greater than five percent (5%) discrepancy in reporting to LICENSOR’S detriment, LICENSEE agrees to pay the full cost of such inspection. LICENSEE shall permit an in-facilities inspection by LICENSOR on or before January 1, 2006, and thereafter permit in-facilities inspections by LICENSOR at regular intervals with at least twelve (12) months between each such inspection.

ARTICLE 13. TERMINATION BY LICENSOR

Section 13.1         If LICENSEE should: (a) fail to deliver to LICENSOR any statement or report required hereunder when due; (b) fail to make any payment at the time that the same should be due; (c) violate or fail to perform any covenant, condition, or undertaking of this AGREEMENT to be performed by it hereunder; (d) file a bankruptcy action, or have a bankruptcy action against it, or become insolvent, enter into an agreement or be involved in a proceeding with creditors, or have a receiver appointed for it; or (e) cease to carry on its business with respect to the rights granted in this Agreement; then LICENSOR may give written notice of such default to LICENSEE. If LICENSEE should fail to cure such default within thirty (30) days of such notice, the rights, privileges, and license granted hereunder shall automatically terminate.

Section 13.2         No termination of this AGREEMENT by LICENSOR shall relieve LICENSEE of its obligation to pay any monetary obligation due or owing at the time of such termination and shall not impair any accrued right of LICENSOR. LICENSEE shall pay all attorneys’ fees and costs incurred by LICENSOR in enforcing any obligation of LICENSEE or accrued right of LICENSOR. Articles 8, 12, 13.2, 15, 16.2, 16.3, 20, 22, 25, 27, 28 and 29.7 shall survive any termination of this AGREEMENT.

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ARTICLE 14. TERMINATION BY LICENSEE

Section 14.1         LICENSEE may terminate this AGREEMENT, in whole or as to any specified PATENT RIGHTS, at any time and from time to time without cause, by giving written notice thereof to LICENSOR. Such termination shall be effective ninety (90) days after such notice and all LICENSEE’S rights associated therewith shall cease as of that date.

Section 14.2         Any termination pursuant to Section 14.1 shall not relieve LICENSEE of any obligation or liability accrued hereunder prior to such termination, or rescind or give rise to any right to rescind any payments made or other consideration given to LICENSOR hereunder prior to the time such termination becomes effective. Such termination shall not affect in any manner any rights of LICENSOR arising under this AGREEMENT prior to the date of such termination.

ARTICLE 15. DISPOSITION OF LICENSED PRODUCTS ON HAND

Upon expiration or termination of this AGREEMENT by either party, LICENSEE shall provide LICENSOR with a written inventory of all LICENSED PRODUCTS in process of manufacture, in use or in stock. LICENSEE may dispose of any such LICENSED PRODUCTS within the ninety (90) day period following such expiration or termination, provided, however, that LICENSEE shall pay royalties and render reports to LICENSOR thereon in the manner specified herein.

ARTICLE 16. WARRANTY BY LICENSOR

Section 16.1         LICENSOR warrants that it has the lawful right to grant the license set forth in this AGREEMENT.

Section 16.2           EXCEPT AS EXPRESSLY PROVIDED IN SECTION 16.1, THE PARTIES ACKNOWLEDGE AND AGREE THAT LICENSOR HAS MADE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL LICENSOR BE HELD RESPONSIBLE FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF PATENT RIGHTS, EVEN IF LICENSOR IS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.

Section 16.3         Nothing in this AGREEMENT shall be construed as:

a.	a warranty or representation by LICENSOR as to the validity of scope of any PATENT RIGHTS.

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b.	a warranty or representation by LICENSOR that anything made, used, sold or otherwise disposed of pursuant to any license granted under this AGREEMENT is or will be free from infringement of intellectual property rights of third parties.

c.	an obligation by LICENSOR to bring or prosecute actions or suits against third parties for patent infringement, except as expressly provided in Article 17 hereof.

d.	conferring by implication, estoppel or otherwise any license or rights under any patents of LICENSOR other than PATENT RIGHTS.

Section 16.4         Any breach of the representations or warranties made in this Article 16 shall entitle LICENSEE to a refund of all payments made to LICENSOR as consideration for the rights granted under this AGREEMENT, and said refund shall be the sole remedy available to LICENSEE for breach or violation of any provisions contained in this Article 16.

ARTICLE 17. INFRINGEMENT

Section 17.1         If either party learns of a claim of infringement of or by any of LICENSOR’S PATENT RIGHTS licensed under this AGREEMENT, that party shall give written notice of such claim to the other party. LICENSOR shall then use reasonable efforts to terminate such infringement. In the event LICENSOR fails to abate the infringing activity within ninety (90) days after such written notice or to bring legal action against the third party, LICENSEE may bring suit for patent infringement, naming LICENSOR as nominal party plaintiff. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of LICENSOR, which consent shall not be unreasonably withheld.

Section 17.2         Any such legal action shall be at the expense of the party by whom suit is filed, hereinafter referred to as the “Litigating Party”. Any damages or costs recovered by the Litigating Party in connection with a legal action filed by it hereunder, and remaining after the Litigating Party is reimbursed for its costs and expenses reasonably incurred in the lawsuit, and after any royalties or other payments due to LICENSOR under Articles 4, 5 and 6 are paid, shall be equally divided between LICENSEE and LICENSOR.

Section 17.3         LICENSEE and LICENSOR shall cooperate with each other in litigation proceedings instituted hereunder, provided that such cooperation shall be at the expense of the Litigating Party, and such litigation shall be controlled by the Litigating Party.

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ARTICLE 18. WAIVER

No waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

ARTICLE 19. ASSIGNABILITY

Subject to the limitations set forth below, this AGREEMENT is binding upon and shall inure to the benefit of the parties, their successors and assigns. Subject to LICENSEE’s rights to sublicense, as set forth in Article 4 hereof, LICENSEE may assign this AGREEMENT only with the written consent of LICENSOR, which consent shall not be reasonably withheld, provided that LICENSEE, without consent, may assign this AGREEMENT in connection with the transfer or sale of all or substantially all of its assets, or in the event of merger or consolidation, in either case to or with another company having assets and stockholder equity exceeding that of LICENSEE.

ARTICLE 20. INDEMNIFICATION BY LICENSEE

LICENSEE shall indemnify, hold harmless and defend LICENSOR, the University of Utah, and their respective officers, employees and agents, against any and all claims, suits, losses, damages, costs, liabilities, fees and expenses (including reasonable fees of attorneys) resulting from or arising out of exercise of: (a) any license granted under this AGREEMENT; or (b) any act, error, or omission of LICENSEE, its agents, employees or SUBLICENSEES, except where such claims, suits, losses, damages, costs, fees, or expenses result solely from the negligent acts or omissions, or willful misconduct of the LICENSOR, its officers, employees or agents. LICENSEE shall give LICENSOR timely notice of any claim or suit instituted of which LICENSEE has knowledge that in any way, directly or indirectly, affects or might affect LICENSOR, and LICENSOR shall have the right at its own expense to participate in the defense of the same.

ARTICLE 21. INDEMNIFICATION BY LICENSOR

The LICENSOR is a governmental entity and is subject to the Utah Governmental Immunity Act, Section 63-30(d)-101 et seq., Utah Code Ann. (as amended) (the “Act”). The Act limits judgments for certain kinds of claims as specified. Subject to the provisions of the Act, LICENSOR shall indemnify, defend and hold harmless LICENSEE, its officers, agents and employees against any and all claims, suits, losses, damages, costs, liabilities, fees, and expenses (including reasonable fees of attorneys) resulting solely from the negligent acts or omissions or willful misconduct of LICENSOR, its officers, agents or employees in connection with this AGREEMENT. Nothing in this AGREEMENT shall be construed as a waiver of any rights or defenses applicable to LICENSOR under the Act, including without limitation, the provisions of the Act regarding limitation of judgments. LICENSOR shall give LICENSEE timely notice of any claim or suit instituted of which LICENSOR has knowledge that in any way, directly or indirectly, affects or might affect LICENSEE, and LICENSEE shall have the right at its own expense to participate in the defense of the same.

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ARTICLE 22. LATE PAYMENTS

In the event royalty payments or other fees are not received by LICENSOR when due hereunder, LICENSEE shall pay to LICENSOR interest charges at the rate of ten percent (10%) per annum on the amount of due but unpaid royalties, from the due date until paid.

ARTICLE 23. NOTICES

Any payment, notice or other communication required or permitted to be given to either party hereto shall be in writing and shall be deemed to have been properly given and effective: (a) on the date of delivery if delivered in person during recipient’s normal business hours; or (b) on the date of attempted delivery if delivered by courier, express mail service or first-class mail, registered or certified. Such notice shall be sent or delivered to the respective addresses given below, or to such other address as either party shall designate by written notice given to the other party as follows:

In the case of LICENSEE:

Q THERAPEUTICS, INC.

615 Arapeen Drive, Suite 102

Salt Lake City, UT 84108

Attn: CEO

With a copy to:

Snell & Wilmer, LLP

15 West South Temple, Suite 1200

Salt Lake City, Utah 84101

Attn: Chris Anderson

In the case of LICENSOR:

UNIVERSITY OF UTAH RESEARCH FOUNDATION

Technology Transfer Office

615 Arapeen Drive, Suite 310

Salt Lake City, UT 84108

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With a copy to:

OFFICE OF GENERAL COUNSEL

University of Utah

309 Park Building

Salt Lake City, Utah 84112

ARTICLE 24. REGULATORY COMPLIANCE

Section 24.1         When required by local/national law, LICENSEE shall register this AGREEMENT, pay all costs and legal fees connected therewith, and otherwise insure that the local/national laws affecting this AGREEMENT are fully satisfied.

Section 24.2         LICENSEE shall comply with all applicable U.S. laws dealing with the export and/or management of technology or information.

Section 24.3         LICENSEE agrees that products used or sold in the United States embodying LICENSED PRODUCTS or produced through use of the LICENSED METHOD shall be manufactured in compliance with all applicable U.S. laws.

ARTICLE 25. GOVERNING LAW

This AGREEMENT shall be interpreted and construed in accordance with the laws of the State of Utah, without application of any principles of choice of laws.

ARTICLE 26. RELATIONSHIP OF PARTIES

In assuming and performing the obligations of this AGREEMENT, LICENSEE and LICENSOR are each acting as independent parties and neither shall be considered or represent itself as a joint venturer, partner, agent or employee of the other.

ARTICLE 27. NON-USE OF NAMES

LICENSEE shall not use the names or trademarks of LICENSOR, the University of Utah, or its employees, nor any adaptation thereof, nor the names of any of their employees, in any advertising, promotional or sales literature without prior written consent obtained from LICENSOR, or said employee, in each case, except that LICENSEE may state that it is licensed by LICENSOR under one or more of the patents and/or applications comprising the PATENT RIGHTS.

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ARTICLE 28. DISPUTE RESOLUTION

Except for the right of either party to apply to a court of competent jurisdiction for a temporary restraining order, a preliminary injunction, or other equitable relief to preserve the status quo or prevent irreparable harm, any and all claims, disputes or controversies arising under, out of, or in connection with the AGREEMENT, including but not limited to any dispute relating to patent validity or infringement or the existence of a breach or default hereunder, which the parties shall be unable to resolve within sixty (60) days shall be mediated in good faith. The party raising such dispute shall promptly advise the other party of such dispute. By not later than five (5) business days after the recipient has received such notice of dispute, each party shall have selected for itself a representative who shall have the authority to bind such party, and shall additionally have advised the other party in writing of the name and title of such representative. By not later than ten (10) days after the date of such notice of dispute, the party against whom the dispute shall be raised shall select a mediator in the Salt Lake City area and such representatives shall schedule a date with such mediator for a hearing. The parties shall enter into good faith mediation and shall share the costs equally. If the representatives of the parties have not been able to resolve the dispute within fifteen (15) business days after such mediation hearing, then any and all claims, disputes or controversies arising under, out of, or in connection with this AGREEMENT, including any dispute relating to patent validity or infringement, shall be resolved through arbitration if the parties mutually consent, or through any judicial proceeding either in the courts of the State of Utah or in the United States District Court for the District of Utah, to whose jurisdiction for such purposes LICENSEE and LICENSOR each hereby irrevocably consents and submits. All costs and expenses, including reasonable attorneys’ fees, of the prevailing party in connection with resolution of a dispute by arbitration or litigation of such controversy or claim shall be borne by the other party.

ARTICLE 29. GENERAL PROVISIONS

Section 29.1     The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this AGREEMENT.

Section 29.2      This AGREEMENT shall not be binding upon the parties until it has been signed herein below by or on behalf of each party, and as of the EFFECTIVE DATE.

Section 29.3      No amendment or modification of this AGREEMENT shall be valid or binding upon the parties unless made in writing and signed by both parties.

Section 29.4      This AGREEMENT embodies the entire understanding of the parties and supersedes all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof, including without limitation the three license agreements referenced in the preamble of this AGREEMENT.

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Section 29.5     The provisions of this AGREEMENT are severable, and in the event that any provision of this AGREEMENT shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

Section 29.6     This AGREEMENT may be signed in counterparts, each of which when taken together shall constitute one fully executed document. Each individual executing this AGREEMENT on behalf of a legal entity does hereby represent and warrant to each other person so signing that he or she has been duly authorized to execute this AGREEMENT on behalf of such entity.

Section 29.7      In the event of any litigation, arbitration, judicial reference or other legal proceeding involving the parties to this AGREEMENT to enforce any provision of this AGREEMENT, to enforce any remedy available upon default under this AGREEMENT, or seeking a declaration of the rights of either party under this AGREEMENT, the prevailing party shall be entitled to recover from the other such attorneys’ fees and costs as may be reasonably incurred, including the costs of reasonable investigation, preparation and professional or expert consultation incurred by reason of such litigation, arbitration, judicial reference, or other legal proceeding.

IN WITNESS WHEREOF, LICENSOR and LICENSEE have executed this AGREEMENT by their respective officers hereunto duly authorized, on the day and year hereinafter written.

“LICENSEE”	“LICENSOR”

Q THERAPEUTICS, INC.	UNIVERSITY OF UTAH
RESEARCH FOUNDATION

By	/s/ DEBORAH A. EPPSTEIN PhD	By	/s/ RAYMOND F. GESTELAND
	(Signature)		(Signature)

Name	Deborah A. Eppstein PhD.	Name	Raymond F. Gesteland
(Please Print)

Title	Chief Executive Officer	Title	Vice President, Research

Date	10/05/2005	Date	10/05/2005

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EXHIBIT "D

Due Diligence
for
_____________(title)____________, U-__________

Date: ____________________________

Period Covering: ________________________________

Progress Regarding Specific Due Diligence Milestones:

____

____

____

____

____

____

____

____

Projected Date of First Sale: ______________________________________

Please provide the commercial name of any FDA-approved products, utilizing this invention, that have first reached the market during the designated reporting period. This information is necessary for federal funding reporting requirements.

Product Name(s):____
____
____

___Yes ___No In the designated reporting period, did your company or any SUBLICENSEE of the above referenced technology have 500 or more employees? This information is required to determine and report large or small entity status in the United States.

___Yes ___No In the designated reporting period, did your company or any SUBLICENSEE of the above referenced technology have more than 50 employees? This information is required to determine and report large or small entity status in Canada.

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MEMORANDUM OF UNDERSTANDING

Concurrently with the execution of this Memorandum of Understanding (the "MOU"), the University of Utah Research Foundation, a Utah nonprofit corporation ("Licensor") and Q Therapeutics, Inc., a Delaware corporation ("Licensee") are executing an Exclusive License Agreement pursuant to which Licensor is granting to Licensee an exclusive license for the commercial development and exploitation of certain inventions and intellectual property rights (the "License Agreement"), to replace and consolidate a previous set of three license agreements entered into by and between Licensor and Licensee as of August 9, 2002 (the "Prior Licenses").

Licensor and Licensee understand and acknowledge that to the extent the License Agreement relates to the intellectual property rights assigned University of Utah identification number U-3275 (which is equivalent to work developed in continuation with research at the National Institutes of Health ("NIH") and referred to by Public Health Service identification number E-187-02/0 and is referred to herein as the "NIH IP"), modifications to the terms of the license arrangement with respect to the NIH IP resulting from the replacement of the Prior Licenses with the License Agreement, are conditioned upon the consent of NIH to such modifications, to the extent provided in an agreement between Licensor and NIH.

Licensor has requested the consent of NIH to such modifications and will advise Licensee promptly upon the receipt or denial of such consent.

Licensor and Licensee understand and acknowledge that any modifications to the terms of the Prior Licenses relating to the NIH IP which are reflected in the License Agreement will become fully effective upon the receipt of the necessary consent from the NIH. If such consent is not forthcoming, then Licensor or Licensee shall meet promptly following the request of either such party, in order to determine how to address such issue and implement any intended resolutions, whether a modification of the License Agreement to address any outstanding issues on which consent of NIH may be conditioned, a retention of the Prior Agreement relating to the NIH IP and a modification of the License Agreement so that it does not cover the NIH IP, or otherwise.

Licensor and Licensee understand and acknowledge that the NIH consent requirement will not impact any terms, conditions, rights or obligations arising under the License Agreement with respect to any intellectual property rights other than the NIH IP.

Dated effective as of October 5, 2005

Q Therapeutics, Inc.	Utah Research Foundation
By: [signature]	By: [signature]
Dennis B. Farrar, President and CEO	Raymond F. Gesteland, President

99999.9PCA\ANDERSCP\SLC\368303

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FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

BETWEEN

Q THERAPEUTICS, INC.

AND

UNIVERSITY OF UTAH RESEARCH FOUNDATION

This First Amendment to Exclusive License Agreement (the “Amendment”) is made and entered into effective as of April 24, 2006, by and between Q Therapeutics, Inc., a Delaware corporation (“Licensee”) and the University of Utah Research Foundation, a Utah nonprofit corporation (“Licensor”).

Recitals

A.           Licensor and Licensee are parties to an Exclusive License Agreement dated October 5, 2005 (the “Agreement”), pursuant to which Licensor has granted certain rights and licenses to Licensee. For purposes of this Amendment, any capitalized terms used herein but not otherwise defined will have the meanings given to them in the Agreement.

B.           Licensor and Licensee desire to amend and modify the terms of the Agreement in order to expand the definition of “Patent Rights” to include certain intellectual property relating to neuronal restricted precursor cells, developed or acquired by Licensor (the “Additional Intellectual Property”).

C.          Licensor and Licensee desire that Licensee have the right to utilize the Additional Intellectual Property on the same terms and subject to the same restrictions and obligations as apply to the Patent Rights generally, as currently provided in the Agreement, subject to the terms and conditions of this Amendment.

Agreement

NOW THEREFORE, the parties hereto hereby agree as follows:

1.           Modification of Definition of Patent Rights. Section 1.1 of the Agreement is hereby amended to add the Additional Intellectual Property to the definition of Patent Rights as currently set forth therein, so that the Patent Rights include, in addition to those items previously referenced in the Agreement, all of the following Licensor intellectual property:

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The United States patent(s) and/or patent application(s) relating to neuronal restricted precursor cells (“NRPs”) which are listed on Exhibit A attached hereto, and United States patents issued from such applications, and from divisionals and continuations (other than continuations-in-part) of such applications and any reissuances of such United States patents; claims of continuation-in-part applications and patents directed to subject matter specifically described in the application(s) referenced above; and claims of all foreign applications and patents which are directed to subject matter specifically described in the United States patent(s) and/or patent application(s) listed above.

2.            Expansion of Field of Use. The definition of the term “Field of Use” as used in the Agreement is hereby expanded to include (i) the use of NRPs for drug screening, drug discovery, diagnostics, drug target discovery, genomics and human therapeutics; and (2) the sale of NRPs to third parties.

3.            Grant of Warrant in Lieu of Certain Reimbursements. In lieu of Licensee’s obligation to reimburse Licensor for $40,000 of expenses incurred by Licensor in the preparation, prosecution and maintenance of Patent Rights with respect to the Additional Intellectual Property (the “Patent Expense Amount”), the Patent Expense Amount shall be treated as an advancement to Licensee pursuant to the terms of a Convertible Loan Agreement in the form attached hereto as Exhibit B (the “Loan Agreement”), and upon Licensor’s execution of a counterpart of the Loan Agreement with respect to the Patent Expense Amount, Licensee will issue to Licensor a Convertible Note (as defined in the Loan Agreement) in a principal amount equal to the Patent Expense Amount, and will also undertake to issue to Licensor a Warrant (as defined in the Loan Agreement) in accordance with the terms of the Loan Agreement.

4.            Grant of Additional Warrant. In consideration for Licensor’s agreement to modify the Agreement as provided in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Licensee, Licensee will grant to Licensor an additional Warrant, concurrently with the issuance of the Warrant referenced in Section 3 above, on substantially the same terms, but providing for the purchase of an aggregate of 41,071 shares of Licensee’s Series B Preferred Stock, at a price of $2.24 per share.

5.            Additional Information for Royalty Calculation. Paragraph 3 of Section 6.1 of the Agreement sets forth a mechanism for determining royalties with respect to Licensed Products and Licensed Methods incorporating multiple elements for intellectual property from multiple sources. In order to ensure that appropriate information is provided to Licensor in connection with each such calculation, a new sentence is hereby added to such paragraph 3, to follow the fourth sentence currently set forth n such paragraph, and to read as follows:

“For any payment affected by such a determination Licensee shall specifically identify and justify to Licensor in writing: how Licensee weighted the relative values of the technologies and the formula used to arrive at a final good faith determination of value, which shall be included and detailed in the quarterly reports required under Section 9.2 of the Agreement, to be in the form referenced in Exhibit C to the Agreement.”

6.            Modification of Due Diligence Obligations. Section 7.2(b) of the Agreement, which currently sets forth various due diligence obligations of the Licensee, is hereby amended to replace such obligations with a new payment obligation, and to read in its entirety as follows:

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Licensee shall pay Licensor a due diligence payment of *** on or before October 5, 2008, and on each anniversary of such date, provided that such payment obligations shall cease upon the first occurrence of Net Sales, as defined in this Agreement.

7.            Patent Prosecution. Article 10 of the Agreement, relating to patent prosecution and maintenance, is hereby amended to add the following new Section 10.5 to the end of such Article:

“10.5 Alternatively, Licensee may select the patent attorney who will prosecute the patent applications for said Patent Rights, so long as Licensor consents to the selected attorney, which consent will not be unreasonably withheld. Licensee will pay all costs and fees for said selected patent attorney. If there are any transition costs or fees incurred from transferring responsibilities from the patent attorney who was used previously by Licensor to the selected patent attorney, Licensee will pay said costs and fees. All such patent applications and patents shall be in the name of Licensor, and owned by Licensor, and included as part of the Patent Rights licensed pursuant to this Agreement. If Licensee notifies Licensor that it does not intend to pay the cost of an application, or if Licensee does not respond or make an effort to agree with Licensor on the disposition of rights in the subject application, then Licensor may file an application at its own expense and Licensee will have no rights to the invention. If Licensee selects a patent attorney as provided above, Licensee will require such attorney to agree to keep both Licensee and Licensor, as co-clients, equally informed and involved as to all material information, material communications with governmental patent offices, material issues and decisions, and related matters applicable to prosecuting the patent applications for the Patent Rights and for maintaining the Patent Rights in good standing. Decisions for prosecuting the patent applications will be made so as to obtain as broad of patent protection as is reasonable and practical under the circumstances. Licensor will request that copies of all documents prepared by the selected patent attorney be provided to Licensee for review and comment prior to filing to the extent practicable under the circumstances. Licensee will be billed and will pay all documented costs and fees and other charges incident to the preparation, prosecution, and maintenance of the Licensed Patents within thirty (30) days of receipt of invoice from the selected patent attorney. Licensee will promptly notify Licensor of its plans to file, revise or drop any patent application or claim which may adversely affect the Patent Rights or the rights or royalties of Licensor in the Licensed Product(s) under this Agreement. Licensee and the selected patent attorney shall not change any inventorship designations and shall not drop or reduce any claim in a pending patent application which may adversely affect the Patent Rights or royalties of Licensor in the Licensed Product(s).

8.            Continuation of Agreement. Except as otherwise specifically modified by this Amendment, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

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LICENSEE:

Q Therapeutics, Inc.

/s/ DEBORAH A. EPPSTEIN PHD
By:	Deborah A. Eppstein PhD
Chief Executive Officer

LICENSOR:

University of Utah Research Foundation

By:	/s/ RAYMOND F. GESTLAND
Raymond F. Gestland, Vice President, Research

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CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL

TREATMENT REQUEST. OMITTED INFORMATION IS INDICATED BY AN ASTERIK MARKING (***) AND HAS

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SECOND AMENDMENT TO LICENSE AGREEMENT

BETWEEN

Q THERAPEUTICS, INC.

AND

THE UNIVERSITY OF UTAH RESEARCH FOUNDATION

This Amendment is made and entered into effective as of October 13, 2011, by and between Q Therapeutics, Inc., a Delaware corporation, having offices at 615 Arapeen Drive, Suite 102, Salt Lake City, UT 84108 (“Licensee”), and the University of Utah Research Foundation, having offices at the Technology Commercialization Office, 615 Arapeen Drive, Suite 310, Salt Lake City, UT 84108 (“Licensor”). For purposes of this Amendment, capitalized terms used herein but not otherwise defined will have the meanings given to them in the Agreement (defined below). Licensor and Licensee may be referred to herein separately as “Party” and jointly as “Parties”.

RECITAL

WHEREAS, Licensor and Licensee are parties to an Exclusive License Agreement dated October 5, 2005 (the “Agreement”), pursuant to which Licensor has granted certain rights and licenses to Licensee; and

WHEREAS, Licensor and Licensee desire to amend and modify the terms of the Agreement excepting from the rights granted to Licensee certain rights previously granted to ***., under a *** Agreement (as defined below), and consistent with that certain Settlement Agreement entered into by the Parties dated October 13, 2011.

NOW THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, the Parties hereby agree as follows:

AMENDMENT

1.	License Grant. Section 2.1 of the Agreement is hereby deleted and replaced in its entirety with the following:

Section 2.1 LICENSEE hereby takes and accepts the rights granted to it under this AGREEMENT subject to that certain *** Agreement entered into by and between LICENSOR and ***., dated on or about *** (the “*** Agreement”). LICENSEE’s grant under this AGREEMENT is therefore co-exclusive with those rights granted under the *** Agreement.

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Subject to the *** Agreement, and subject to the terms and conditions set forth herein, LICENSOR hereby grants to LICENSEE an otherwise exclusive license to make, have made, use and sell any LICENSED PRODUCT(S) and to practice any LICENSED METHOD(S) in the FIELD OF USE under LICENSOR’S PATENT RIGHTS throughout the TERRITORY.

2.	Ratification of Agreement. Except as provided herein or as may be required to effectuate the intent of the Parties with respect to the amendments described in paragraph 1 hereof, the Parties hereby reaffirm and ratify the terms of the Agreement in their entirety.

3.	Further Assurances. Each of Licensee and Licensor hereby agrees to execute, deliver, verify, acknowledge, and file any and all documents, instruments, or agreements as shall be necessary or appropriate to reflect the intent of the Parties with respect to the amendments of the Agreement described herein.

4.	Entire Understanding. This Amendment constitutes the entire understanding between the Parties hereto with respect to the subject matter hereof, and any modification of this Amendment shall be in writing and shall be signed by a duly authorized representative of each Party.

IN WITNESS WHEREOF, Licensor and Licensee have executed this Agreement by their respective duly authorized officers, on the day and year written above.

“LICENSEE”	“LICENSOR”
Q Therapeutics, Inc.	University of Utah Research Foundation

By:	/s/ DEBORAH A. EPPSTEIN PHD	By:	/s/ THOMAS N. PARKS

(Signature)	(Signature)

Name:	Deborah A. Eppstein, PhD	Name: Thomas N. Parks

(Please Print)	(Please Print)

Title:	Chief Executive Officer	Title: President

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THIRD AMENDMENT TO LICENSE AGREEMENT

BETWEEN

Q THERAPEUTICS, INC.

AND

THE UNIVERSITY OF UTAH RESEARCH FOUNDATION

This Amendment is made and entered into effective as of October 22, 2011, by and between Q Therapeutics, Inc., a Delaware corporation, having offices at 615 Arapeen Drive, Suite 102, Salt Lake City, UT 84108 (“Licensee”), and the University of Utah Research Foundation, having offices at the Technology Commercialization Office, 615 Arapeen Drive, Suite 310, Salt Lake City, UT 84108 (“Licensor”). For purposes of this Amendment, capitalized terms used herein but not otherwise defined will have the meanings given to them in the Agreement (defined below). Licensor and Licensee may be referred to herein separately as “Party” and jointly as “Parties”.

RECITAL

WHEREAS, Licensor and Licensee are parties to an Exclusive License Agreement dated October 5, 2005 (the “Agreement”), pursuant to which Licensor has granted certain rights and licenses to Licensee; and

WHEREAS, Licensor and Licensee desire to amend and modify the terms of the Agreement regarding minimum annual royalty payments;

NOW THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, the Parties hereby agree as follows:

AMENDMENT

2.	Royalties. Section 6.2 of the Agreement is hereby deleted and replaced in its entirety with the following:

Section 6.2        Commencing with the first calendar quarter to occur following the date of first occurrence of NET SALES pertaining to NEPs, GRPs, NCSCs, or APCs (U-2383, U-2536, U-3184, or U-3275) for human therapeutic use, LICENSEE shall pay to LICENSOR within forty-five (45) days of the end of said quarter a minimum annual royalty as provided below:

YEAR 1	$ ***
YEAR 2	$ ***
YEAR 3	$ ***
YEAR 4	$ ***

(and Beyond)

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LICENSEE shall continue to pay such minimum annual royalty until the end of the term of the last to expire of LICENSOR’S PATENT RIGHTS. LICENSOR shall fully credit each payment of minimum annual royalties against any earned royalties payable by LICENSEE with respect to the year for which the minimum annual royalty is made (being the year commencing with the calendar quarter ending prior to the calendar quarter in which the minimum annual royalty is payable).

2.	Ratification of Agreement. Except as provided herein or as may be required to effectuate the intent of the Parties with respect to the amendments described in paragraph 1 hereof, the Parties hereby reaffirm and ratify the terms of the Agreement in their entirety.

3.	Further Assurances. Each of Licensee and Licensor hereby agrees to execute, deliver, verify, acknowledge, and file any and all documents, instruments, or agreements as shall be necessary or appropriate to reflect the intent of the Parties with respect to the amendments of the Agreement described herein.

4.	Entire Understanding. This Amendment constitutes the entire understanding between the Parties hereto with respect to the subject matter hereof, and any modification of this Amendment shall be in writing and shall be signed by a duly authorized representative of each Party.

5. Counterparts. This Amendment may be executed in counterparts, each of which will be deemed an original and together constitute the same Amendment.

IN WITNESS WHEREOF, Licensor and Licensee have executed this Agreement by their respective duly authorized officers, on the day and year written above.

“LICENSEE”	“LICENSOR”
Q Therapeutics, Inc.	University of Utah Research Foundation

By:	/s/ DEBORAH A. EPPSTEIN PHD	By:	/s/ THOMAS N. PARKS

(Signature)	(Signature)

Name:	Deborah A. Eppstein PhD	Name: Thomas N. Parks

(Please Print)	(Please Print)

Title:	Chief Executive Officer	Title: President

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